Exhibit 99.1

Panther Biotechnology Inc. Announces Name Change to ProBility Media Corp.

HOUSTON, TX--(Feb 10, 2017) - Panther Biotechnology Inc. (OTCQB : PBYA) has received clearance from FINRA to change its name to ProBility Media Corp. (ProBility). The name change follows the recent acquisition of Brown Technical Media Corp. In addition to the name change, the Company has unveiled a new corporate identity and website, available at www.probilitymedia.com.

ProBility Media Corp. is an e-commerce company building the first full service training and career advancement brand for the skilled trades. Through its divisions Brown Technical Media Corp., Brown Technical Publications Inc., Brown Book Shop, Inc., National Electric Wholesale Providers, LLC and One Exam Prep, LLC, ProBility is in the process of executing a disruptive strategy of defragmenting the skilled trades training market place by offering high quality training courses and materials and preparing the workforce for excellence. ProBility services customers from the tradesman, to the small business, to the enterprise level corporation.

"From the inception of the acquisition of Brown Technical Media Corp. on November 8, 2016, ProBility has successfully achieved milestone after milestone and is rapidly building the Company into a formidable juggernaut in the vocational e-learning and training space," stated Evan Levine, Chief Executive Officer of ProBility. “We look forward to continuing to reward our shareholders with additional accomplishments.”

"Our recent acquisitions, new product offerings and the launching of multiple micro websites has created new dynamic revenue streams,” stated Noah Davis, President and Chief Operating Officer of ProBility. “The Company will continue to seek accretive and exciting business opportunities and looks forward to communicating these achievements to shareholders as they come to fruition.”

ProBility is in the process of either divesting or attempting to monetize all non-core assets.

About ProBility Media Corp.

ProBility is disrupting the technical vocations training and certification industry by building the first full service training and career advancement brand in the technical fields. Probility is a leading online provider of compliance, career advancement and training content for tradesman and technical experts in a wide variety of professions. Probility's mission is to disrupt and defragment the many disparate companies in the eLearning, standards and codes market place. Probility is changing the landscape for small and medium size businesses by providing consistent, high quality training materials usually only available to enterprise level companies. ProBility’s strategy is to both grow its current revenue base organically while concurrently acquiring synergistic companies in the multiple industries that ProBility is currently servicing.

Safe Harbor Statement and Disclaimer

This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Probility. These risks and others are included from time to time in documents we file with the Securities and Exchange Commission (“SEC”), including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on our future results. Accordingly, you should not place undue reliance on these forward-looking statements. Although Probility believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. Probility takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by Probility. Probility’s SEC filings are available at http://www.sec.gov.